UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)          April 27, 2007
                                                --------------------------------


                               AVOCENT CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           DELAWARE                 000-30575               91-2032368
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 (State or other jurisdiction      (Commission             (IRS Employer
       of incorporation)           File Number)          Identification No.)


    4991 CORPORATE DRIVE                           HUNTSVILLE, AL 35805
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 (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code     (256) 430-4000
                                                   -----------------------------

                                       n/a
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

2007 Executive Bonus Program.
-----------------------------

         On April 27, 2007, Avocent Corporation's Compensation Committee approved the Avocent Corporation 2007 Executive Bonus Program. A summary of the Avocent Corporation 2007 Executive Bonus Program is incorporated herein by reference and filed as Exhibit 99.9 hereto.

2007 Awards Under the Avocent Corporation 2005 Equity Incentive Plan.
---------------------------------------------------------------------

         The Avocent Corporation 2005 Equity Incentive Plan (the "2005 Plan") was approved by stockholders and was filed with the Securities and Exchange Commission. The description of the 2005 Plan contained herein is qualified in its entirety by reference to the full text of the amended 2005 Plan (and form of agreements thereunder) filed as Exhibit 99.16 to the Company's Form 8-K on June 15, 2006. The Company's Compensation Committee, which is comprised of three independent non-employee directors, is the Administrator under the 2005 Plan.

         2007 Restricted Stock Unit Awards

         On April 27, 2007, the Company's Board of Directors approved an award of 4,032 restricted stock units under the 2005 Plan to each of the Company's six non-employee directors (Harold D. Copperman, Francis A. Dramis, Jr., Edwin L. Harper, William H. McAleer, Stephen F. Thornton, and David P. Vieau). These awards vest over two years (one-half will vest on each of January 1, 2008 and January 1, 2009).

         On April 27, 2007, the Compensation Committee approved the awards of restricted stock units under the 2005 Plan to the Company's executive officers, including the following awards to the executive officers named in the Company's 2007 Proxy Statement (the "Named Executive Officers"):

                                                                Restricted Stock
                                                                  Units Awarded
                     Named Executive Officer                        for 2007
       -------------------------------------------------------------------------
         John R. Cooper,                                              25,907
         Chairman of the Board and Chief Executive Officer

         Edward H. Blankenship,                                        9,677
         Senior Vice President and Chief Financial Officer

         Doyle C. Weeks,                                              19,355
         President and Chief Operating Officer

         C. David Perry,                                              12,903
         Executive Vice President and General Manager of
         Management Systems Division

         Eugene F. Mulligan,                                           8,602
         Senior Vice President of Global Operations

These awards vest over three years (one-third will vest on each of January 1, 2008, January 1, 2009, and January 1, 2010), and each award is subject to a Restricted Stock Agreement that provides for forfeiture in certain events, such as voluntary termination of employment, and full vesting upon certain events, including a termination other than for cause or termination following a change in control of the Company.


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

         2007 Performance Share Awards

         The 2005 Plan authorizes the Compensation Committee to determine the goals applicable for performance-based awards using one or more measures that are designed to meet the "performance-based compensations" requirements of
Section 162(m) of the Internal Revenue Code. On April 27, 2007, the Compensation Committee awarded performance shares for 2007 under the 2005 Plan to the Company's executive officers at specified targeted levels measured by specific levels of growth in the Company's operational revenue (which is income prior to intangible amortization, stock compensation expense, and acquired in-process research and development expense) and specified levels of growth in the Company's operational earnings per share in 2007 (after deducting executive bonuses net of tax) over the base operational revenue and earnings per share in 2006. There are adjustments for acquisitions on a pro-rata basis, and any transaction expenses from transactions that do not close are excluded from the calculation of operational earnings per share. Depending on the levels of growth in the Company's 2007 operational revenue and 2007 operational earnings per share over 2006, participants would earn a percentage from 0% to 150% of their targeted performance-based awards. Each of the two performance metrics would be weighted equally in calculating the percentage of performance shares actually earned by each participant, and if earned or to the extent earned, would vest over three years (including 2007).

         The Compensation Committee awarded the following number of performance-based shares to the Named Executive Officers for 2007:

                                   Estimated Future Payouts for 2007
                                   Performance Share Awards Under the
                                      2005 Equity Incentive Plan
                   Named         --------------------------------------
                 Executive            Targeted            Maximum
                  Officer          Number at 100%      Number at 150%
            -------------------  ------------------  ------------------
                Mr. Cooper             16,774              25,161
              Mr. Blankenship           6,290               9,435
                 Mr. Weeks             12,581              18,871
                 Mr. Perry              8,387              12,581
               Mr. Mulligan             5,591               8,387

As noted above, these performance share awards are "earned" only upon the achievement of certain target minimum financial growth metrics or triggers. All potential payouts of shares under this program are performance driven and completely at risk. Therefore, there is no threshold payout, and the targeted and maximum payouts of performance shares awarded in 2007 to the Named Executive Officers under the 2005 Plan are listed in the two columns above.

         The specific levels of operational revenue and earnings per share growth and the related percentages of performance shares earned have been communicated to each eligible executive and represent target levels or other achievements with respect to specific quantitative or qualitative performance related factors, or factors or criteria involving confidential commercial or business information, the disclosure of which would have an adverse effect on the Company.


Item 9.01  Financial Statements and Exhibits.

(d)    Exhibits.

       Exhibit Number        Description of Exhibit
       --------------        ----------------------

       99.9                  Summary of Avocent Corporation 2007 Executive Bonus
                             Program


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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AVOCENT CORPORATION

Date: May 2, 2007
                                   By: /s/ Samuel F. Saracino
                                       -----------------------------------------
                                       Samuel F. Saracino
                                       Executive Vice President of Legal and
                                       Corporate Affairs, General Counsel and
                                       Secretary


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


                                  EXHIBIT INDEX
                                  -------------


Exhibit              Description
-------              -----------
99.9                 Summary of Avocent Corporation 2007 Executive Bonus Program


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